SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               February 24, 2006



                                 PEOPLES BANCORP
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)



       Indiana                         000-18991                  35-1811284
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


212 West 7th Street, Auburn, Indiana                                     46706
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (260) 925-2500
                                                     -            --------------



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                                 PEOPLES BANCORP
                                AND SUBSIDIARIES



ITEM 801.  Other Events

(a) Not applicable

(b) Not applicable

(c) The following exhibit is filed herewith:

              Exhibit 99            Press Release dated February 24 2006

                                 PEOPLES BANCORP
                                AND SUBSIDIARIES

                                   SIGNATURES


Under the  requirements  of the Securities  Exchange Act of 1934, the Registrant

has duly  caused  this  Report  to be signed  on its  behalf by the  undersigned thereunto duly authorized.



Date:    March 10  , 2006                              s/Maurice F. Winkler, III
                                                       Maurice F. Winkler, III
                                                       Chief Executive Officer

                                               Exhibit 99

For Immediate Release                          Date:  February 24, 2006
                                               NASDAQ Symbol:  PFDC
                                               Contact:  Maurice F. Winkler, III
                                                         President
                                                         260-925-2500


                     Peoples Bancorp Declares Cash Dividend
                       and Approves Stock Repurchase Plan

(Auburn) The Board of Directors of Peoples Bancorp, the Holding Company for Peoples Federal Savings Bank and First Savings Bank, declared a Fiscal 2006 second quarter dividend of $0.19 per share, according to Roger J. Wertenberger, Chairman. The dividend will be paid on April 13, 2006, to stockholders of record as of April 3, 2006.

Thus far during Fiscal 2006, Peoples has repurchased 42,242 shares of stock. As of February 23, 2006, Peoples had 3,333,243 shares outstanding. The closing price of Peoples Bancorp, as of February 23, 2006, was $20.506 per share as listed on the NASDAQ National Marketing System under the symbol PFDC.

The Board of Directors has approved the repurchase of up to 300,000 shares of the Company's common stock over the next three years. The shares will be purchased at prevailing market prices from time to time depending upon market conditions and regulatory requirements. The Company reserves the right to discontinue this program at any time due to changes in market conditions or otherwise. The Plan shall expire in February 2009.

Peoples Bancorp, through its Indiana subsidiary, Peoples Federal Savings Bank, operates nine full-service offices located in Auburn, Avilla, Garrett, LaGrange, Kendallville, Topeka, Waterloo and two in Columbia City, Indiana. Peoples Bancorp's Michigan subsidiary, First Savings Bank, operates six full-service offices located in Three Rivers (two offices), Schoolcraft and Union in Michigan and Howe and Middlebury in Indiana.